VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – June 30, 2022 (Unaudited)

Shares		Value
Private Investment Funds(a) - 71.8%
	Diversified – 71.8%
88,596	AEW Cold Storage Fund(b)	$ 102,970,843
32,131,871	AMP Capital Diversified Infrastructure Trust	25,363,932
—	AMP Capital Infrastructure Debt Fund III(b)(c)	17,080,117
37,482	Blackstone Infrastructure Partners LP	56,074,117
226,671	BTG Pactual Open Ended Core US Timberland Fund LP(d)(e)	309,417,625
—	Ceres Farmland Holdings LP(b)(f)	179,364,917
39,908,253	Global Diversified Infrastructure Fund	63,673,618
49,116	Hancock Timberland and Farmland Fund LP	53,923,727
207,147	Harrison Street Social Infrastructure Fund LP(b)	263,913,133
98,378	IFC Core Farmland Fund LP(d)(g)	117,274,755
—	IFM Global Infrastructure Fund (Offshore) LP(h)	64,070,000
—	IFM US Infrastructure Debt Fund, LP(i)	14,157,081
61,997,943	IIF Hedged LP	54,079,711
121,515	Jamestown Timberland Fund(d)(g)	155,044,189
15,410	Macquarie Global Infrastructure Fund SCSp	15,671,646
69,862	National Data Center Fund(b)	76,019,198
54,634	Nuveen - Global Farmland Fund(b)	53,092,036
—	RMS Evergreen US Forestland Fund LP(b)(j)	84,664,000
20,174	UBS AgriVest Farmland Fund, Inc.	44,149,842
77,689	US Core Farmland Fund LP(d)(g)	113,972,949
—	Versus Capital Real Assets Sub-REIT LLC(d)(k)(l)	52,794,840
—	Versus Capital Real Assets Sub-REIT ll LLC(d)(k)(l)	59,923,575

	Total Private Investment Funds	1,976,695,851
	(Cost $1,728,320,370)
Common Stocks - 21.0%
	Agricultural Biotech – 0.3%
128,290	Corteva, Inc.	6,945,621
	Agricultural Chemicals – 0.6%
86,549	CF Industries Holdings, Inc.	7,419,846
97,007	Nutrien, Ltd.	7,730,488
		15,150,334
	Agricultural Operations – 0.6%
106,214	Archer-Daniels-Midland Co.	8,242,206
86,007	Bunge, Ltd.	7,799,975
		16,042,181
	Airport Development/Maintenance – 0.7%
83,800	Aena SME SA, 144A(m)	10,692,963
665,825	Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	9,308,207
		20,001,170
	Building & Construction-Miscellaneous – 0.4%
434,075	Ferrovial SA	11,044,503
	Building Production-Wood – 0.0%
12,923	Interfor Corp.(m)	260,428
41,922	Stella-Jones, Inc.	1,058,472
		1,318,900
	Building-Heavy Construction – 1.0%
296,500	Cellnex Telecom SA, 144A	11,539,246
58,570,227	China Tower Corp., Ltd., Class H Shares, 144A	7,546,892
92,400	Vinci SA	8,293,962
		27,380,100
	Chemicals-Diversified – 0.3%
22,405	Croda International, PLC	1,770,936
54,644	FMC Corp.	5,847,454
		7,618,390
Shares		Value

	Chemicals-Plastics – 0.0%
344,900	Orbia Advance Corp. SAB de CV	$ 809,532
	Chemicals-Specialty – 0.3%
9,446	Balchem Corp.	1,225,524
38,557	Koninklijke DSM NV	5,523,312
43,291	Novozymes A/S, Class B Shares	2,605,381
		9,354,217
	Containers-Paper/Plastic – 0.7%
372,926	Graphic Packaging Holding Co.	7,644,983
1,051,400	Klabin SA	4,058,180
44,573	Metsa Board Oyj, Class B Shares	373,294
18,569	Packaging Corp. of America	2,553,237
8,773	Sonoco Products Co.	500,412
86,648	Westrock Co.	3,452,056
		18,582,162
	Diagnostic Equipment – 0.0%
49,006	Neogen Corp.(m)	1,180,554
	Electric-Distribution – 0.5%
374,950	National Grid PLC	4,818,458
60,000	Sempra Energy	9,016,200
		13,834,658
	Electric-Generation – 0.7%
604,700	Engie SA	7,001,799
120,117	RWE AG	4,442,655
395,363	SSE, PLC	7,802,622
		19,247,076
	Electric-Integrated – 5.2%
126,000	Ameren Corp.	11,385,360
162,037	American Electric Power Co., Inc.	15,545,830
408,000	CenterPoint Energy, Inc.	12,068,640
290,300	Dominion Energy, Inc.	23,168,843
129,963	Entergy Corp.	14,639,032
257,748	FirstEnergy Corp.	9,894,946
1,389,500	Hera SpA	4,026,409
301,176	NextEra Energy, Inc.	23,329,093
788,699	PG&E Corp.(m)	7,871,216
132,100	PNM Resources, Inc.	6,311,738
194,200	Xcel Energy, Inc.	13,741,592
		141,982,699
	Electronic Measurement Instruments – 0.2%
81,451	Trimble, Inc.(m)	4,742,892
	Fisheries – 0.3%
244,918	Mowi ASA	5,600,707
49,872	Salmar ASA	3,530,749
		9,131,456
	Food-Meat Products – 0.1%
152,510	Maple Leaf Foods, Inc.	2,998,779
	Food-Miscellaneous/Diversified – 0.1%
34,408	Kerry Group, PLC, Class A Shares	3,290,508
	Forestry – 0.1%
15,277	Canfor Corp.(m)	266,445
23,876	Holmen AB, Class B Shares	972,557
17,478	West Fraser Timber Co., Ltd.	1,341,130
		2,580,132
	Gas-Distribution – 1.8%
92,300	Atmos Energy Corp.	10,346,830
2,182,400	China Resources Gas Group, Ltd.	10,173,083

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – June 30, 2022 (Unaudited) (continued)

Shares		Value

	Gas-Distribution - (continued)
374,798	ENN Energy Holdings, Ltd.	$ 6,194,931
421,036	NiSource, Inc.	12,416,352
65,500	Southwest Gas Holdings, Inc.	5,703,740
207,026	Tokyo Gas Co., Ltd.	4,290,417
		49,125,353
	Machinery-Farm – 0.7%
54,597	AGCO Corp.	5,388,724
332,222	CNH Industrial NV	3,842,265
18,067	Deere & Co.	5,410,524
180,400	Kubota Corp.	2,703,494
17,840	Lindsay Corp.	2,369,509
		19,714,516
	Medical-Drugs – 0.3%
72,259	Bayer AG	4,315,047
27,298	Zoetis, Inc.	4,692,253
		9,007,300
	Office Supplies & Forms – 0.0%
6,100	Avery Dennison Corp.	987,407
	Paper & Related Products – 0.7%
63,797	Cascades, Inc.	502,069
29,619	Mercer International, Inc.	389,490
24,341	Mondi PLC	432,533
6,940	Neenah, Inc.	236,932
41,600	Nippon Paper Industries Co., Ltd.	294,674
355,800	Oji Holdings Corp.	1,541,443
92,891	Smurfit Kappa Group PLC	3,132,475
274,156	Stora Enso Oyj, Class R Shares	4,344,034
139,300	Suzano SA	1,325,805
87,169	Svenska Cellulosa AB SCA, Class B Shares	1,309,719
174,585	UPM-Kymmene Oyj	5,353,352
		18,862,526
	Pastoral & Agricultural – 0.3%
115,998	Darling Ingredients, Inc.(m)	6,936,680
	Pipelines – 2.0%
93,213	Cheniere Energy, Inc.	12,400,125
523,400	Enbridge, Inc.	22,103,810
594,891	Equitrans Midstream Corp.	3,783,507
557,300	Plains GP Holdings LP, Class A Shares	5,751,336
179,283	Targa Resources Corp.	10,697,816
		54,736,594
	Public Thoroughfares – 1.5%
264,151	Atlantia SpA	6,200,807
2,844,358	CCR SA	6,831,742
2,862,829	Transurban Group	28,483,165
		41,515,714
	Steel Pipe&Tube – 0.1%
10,297	Valmont Industries Inc.	2,313,015
	Transport-Rail – 1.4%
202,900	Canadian Pacific Railway, Ltd.	14,172,420
299,300	CSX Corp.	8,697,658
185,200	East Japan Railway Co.	9,472,828
130,034	West Japan Railway Co.	4,783,750
		37,126,656
	Water – 0.1%
18,338,958	Aguas Andinas SA, Class A Shares	2,950,741

	Total Common Stocks	576,512,366
	(Cost $579,632,180)
Shares		Value

Real Estate Investment Trust - 1.6%
	REITS-Diversified – 1.6%
19,800	American Tower Corp., REIT	$ 5,060,682
120,200	Crown Castle, Inc, REIT	20,239,276
66,551	PotlatchDeltic Corp., REIT	2,940,889
101,054	Rayonier, Inc., REIT	3,777,398
29,100	SBA Communications Corp., REIT	9,313,455
122,593	Weyerhaeuser Co., REIT	4,060,280
		45,391,980

	Total Real Estate Investment Trust	45,391,980
	(Cost $46,707,479)
Par
Corporate Debt - 3.3%
	Cable/Satellite TV – 0.3%
$1,105,000	Cable One, Inc., 144A, 4.00%, 11/15/2030	909,238
2,185,000	CCO Holdings, LLC / CCO Holdings Capital Corp., 144A, 4.75%, 3/1/2030	1,875,418
	CSC Holdings, LLC,
930,000	4.63%, 12/1/2030, 144A	624,751
973,000	4.50%, 11/15/2031, 144A	753,394
605,000	Directv Financing, LLC / Directv Financing Co.-Obligor, Inc., 144A, 5.88%, 8/15/2027	518,065
	DISH DBS Corp.,
126,000	5.25%, 12/1/2026, 144A	99,000
380,000	5.13%, 6/1/2029	232,104
540,000	GCI, LLC, 144A, 4.75%, 10/15/2028	468,657
200,000	Telenet Finance Luxembourg Notes Sarl, 144A, 5.50%, 3/1/2028	176,710
235,000	UPC Broadband Finco BV, 144A, 4.88%, 7/15/2031	192,227
1,125,000	Virgin Media Secured Finance, PLC, 144A, 4.50%, 8/15/2030	927,388
130,000	VZ Secured Financing BV, 144A, 5.00%, 1/15/2032	108,170
235,000	Ziggo Bond Co. BV, 144A, 5.13%, 2/28/2030	184,635
		7,069,757
	Cellular Telecom – 0.1%
800,000	Altice France SA, 144A, 5.50%, 1/15/2028	646,888
	T-Mobile USA, Inc.,
527,000	3.50%, 4/15/2031	456,100
925,000	3.40%, 10/15/2052, 144A	685,168
680,000	Vodafone Group, PLC, 7.00%, 4/4/2079	669,056
		2,457,212
	Electric-Distribution – 0.0%
730,000	Sempra Energy, 4.88%, 10/15/2028	673,411
	Electric-Generation – 0.1%
1,150,000	Pattern Energy Operations LP / Pattern Energy Operations, Inc., 144A, 4.50%, 8/15/2028	1,002,645

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – June 30, 2022 (Unaudited) (continued)

Par		Value
	Electric-Integrated – 0.4%
$1,080,000	AES Corp., 2.45%, 1/15/2031	$ 869,695
	American Electric Power Co., Inc.,
825,000	4.30%, 12/1/2028	804,564
625,000	3.25%, 3/1/2050	450,029
1,155,000	CMS Energy Corp., 4.75%, 6/1/2050	1,014,922
375,000	Emera US Finance LP, 3.55%, 6/15/2026	359,423
1,080,000	Emera, Inc., 6.75%, 6/15/2076	1,046,218
1,380,000	Entergy Corp., 2.80%, 6/15/2030	1,185,038
615,000	FirstEnergy Corp., 3.40%, 3/1/2050	418,185
	NextEra Energy Capital Holdings, Inc.,
1,455,000	3L + 2.13%, 3.95%, 6/15/2067(n)	1,093,006
285,000	3.80%, 3/15/2082	228,998
955,000	Pacific Gas and Electric Co., 4.95%, 7/1/2050	763,829
1,230,000	PPL Capital Funding, Inc., 3L + 2.67%, 4.92%, 3/30/2067(n)	910,200
855,000	Southern California Edison Co., 2.25%, 6/1/2030	718,654
	Southern Co.,
460,000	3.70%, 4/30/2030	427,286
125,000	5.46%, 3/15/2057(n)	121,379
1,330,000	WEC Energy Group, Inc., 3L + 2.11%, 5.02%, 5/15/2067(n)	1,029,992
		11,441,418
	Energy-Alternate Sources – 0.0%
740,000	Atlantica Sustainable Infrastructure PLC, 144A, 4.13%, 6/15/2028	645,788
	Gas-Distribution – 0.0%
955,000	NiSource, Inc., 2.95%, 9/1/2029	846,822
	Independent Power Producer – 0.1%
1,305,000	Calpine Corp., 144A, 5.13%, 3/15/2028	1,151,982
1,448,000	Clearway Energy Operating, LLC, 144A, 3.75%, 2/15/2031	1,171,787
	NRG Energy, Inc.,
980,000	2.45%, 12/2/2027, 144A	842,364
250,000	3.63%, 2/15/2031, 144A	196,538
		3,362,671
	Internet Connective Services – 0.0%
845,000	Cogent Communications Group, Inc., 144A, 3.50%, 5/1/2026	778,828
	Internet Telephony – 0.0%
1,125,000	Cablevision Lightpath, LLC, 144A, 3.88%, 9/15/2027	932,445
	Machinery-Construction & Mining – 0.0%
440,000	Terex Corp., 144A, 5.00%, 5/15/2029	374,651
	Machinery-Pumps – 0.0%
855,000	Mueller Water Products, Inc., 144A, 4.00%, 6/15/2029	746,988
Par		Value
	Non-hazardous Waste Disposal – 0.0%
$495,000	GFL Environmental, Inc., 144A, 3.50%, 9/1/2028	$ 425,207
	Oil Refining & Marketing – 0.1%
951,000	Parkland Corp., 144A, 4.50%, 10/1/2029	772,727
318,000	Sunoco LP / Sunoco Finance Corp., 4.50%, 5/15/2029	262,737
		1,035,464
	Pipelines – 1.7%
930,000	Antero Midstream Partners LP / Antero Midstream Finance Corp., 144A, 5.38%, 6/15/2029	834,628
260,000	Blue Racer Midstream LLC / Blue Racer Finance Corp., 144A, 6.63%, 7/15/2026	234,521
1,000,000	Buckeye Partners LP, 4.13%, 12/1/2027	851,445
765,000	Cheniere Corpus Christi Holdings LLC, 2.74%, 12/31/2039	605,106
980,000	Cheniere Energy, Inc., 4.63%, 10/15/2028	885,709
385,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 144A, 5.63%, 5/1/2027	343,291
	DCP Midstream Operating LP,
430,000	5.85%, 5/21/2043, 144A	362,068
320,000	5.60%, 4/1/2044	259,200
1,005,000	DT Midstream, Inc., 144A, 4.13%, 6/15/2029	854,647
	Energy Transfer LP,
370,000	6.75%, 5/15/2025	310,130
360,000	7.13%, 5/15/2030	309,835
680,000	3L + 3.02%, 5.80%, 11/1/2066(n)	481,202
835,000	EnLink Midstream, LLC, 5.38%, 6/1/2029	732,118
	Enterprise Products Operating, LLC,
350,000	2.80%, 1/31/2030	306,743
400,000	3L + 3.03%, 5.25%, 8/16/2077(n)	332,632
400,000	3L + 2.99%, 5.71%, 8/16/2077(n)	318,979
9,973,750	EPIC Y-Grade Services LP, 3L + 6.00%, 8.39%, 6/30/2027(n)(o)	8,751,966
1,260,000	EQM Midstream Partners LP, 144A, 4.50%, 1/15/2029	1,025,306
	Genesis Energy LP / Genesis Energy Finance Corp.,
500,000	6.50%, 10/1/2025	461,925
190,000	8.00%, 1/15/2027	168,682
780,000	Global Partners LP / GLP Finance Corp., 7.00%, 8/1/2027	702,967
850,000	Hess Midstream Operations LP, 144A, 5.50%, 10/15/2030	764,312
1,338,000	Holly Energy Partners LP / Holly Energy Finance Corp., 144A, 5.00%, 2/1/2028	1,148,298
	Kinder Morgan, Inc.,
505,000	4.30%, 3/1/2028	491,777
205,000	2.00%, 2/15/2031	164,214
480,000	Kinetik Holdings LP, 144A, 5.88%, 6/15/2030	458,102

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – June 30, 2022 (Unaudited) (continued)

Par		Value
	Pipelines - (continued)
$940,000	MPLX LP, 3L + 4.65%, 6.88%, 2/15/2023(n)	$ 897,399
995,000	NuStar Logistics LP, 5.75%, 10/1/2025	931,827
705,000	ONEOK, Inc., 3.10%, 3/15/2030	606,799
8,102,165	Paradigm Midstream, LLC, L + 5.25%, 6.88%, 9/5/2024(n)(o)	7,805,099
215,000	Plains All American Pipeline LP, 3L + 4.11%, 6.13%, 11/15/2022(n)	154,800
775,000	Sempra Global, 144A, 3.25%, 1/15/2032	652,972
942,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144A, 6.00%, 12/31/2030	783,113
350,000	Targa Resources Corp., 4.20%, 2/1/2033	317,496
565,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.88%, 2/1/2031	516,092
1,230,000	TransCanada PipeLines, Ltd., 5.12%, 5/15/2067(n)	903,460
975,000	Western Midstream Operating LP, 4.75%, 8/15/2028	892,369
10,110,532	Woodford Express, LLC, 3L + 5.00%, 7.79%, 1/26/2025(n)(o)	9,929,402
		46,550,631
	REITS-Diversified – 0.1%
950,000	American Tower Corp., REIT, 3.10%, 6/15/2050	658,543
850,000	Crown Castle, Inc, 5.20%, 2/15/2049	816,456
	Digital Realty Trust LP,
475,000	3.70%, 8/15/2027, REIT	452,909
325,000	3.60%, 7/1/2029, REIT	294,017
680,000	Equinix, Inc., REIT, 3.20%, 11/18/2029	604,728
560,000	SBA Communications Corp., REIT, 3.88%, 2/15/2027	512,481
		3,339,134
	Rental Auto/Equipment – 0.0%
800,000	Ashtead Capital, Inc., 144A, 4.25%, 11/1/2029	704,583
	Retail-Propane Distribution – 0.1%
225,000	Ferrellgas LP / Ferrellgas Finance Corp., 144A, 5.38%, 4/1/2026	195,683
927,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 144A, 5.00%, 6/1/2031	789,776
		985,459
	Telecom Services – 0.1%
1,275,000	Frontier Communications Holdings, LLC, 144A, 5.00%, 5/1/2028	1,086,631
700,000	Windstream Escrow, LLC / Windstream Escrow Finance Corp., 144A, 7.75%, 8/15/2028	565,439
		1,652,070
Par		Value
	Telephone-Integrated – 0.2%
$800,000	AT&T, Inc., 3.80%, 2/15/2027	$ 784,387
830,000	Consolidated Communications, Inc., 144A, 6.50%, 10/1/2028	708,056
1,810,000	Level 3 Financing, Inc., 144A, 4.63%, 9/15/2027	1,548,301
800,000	Verizon Communications, Inc., 2.65%, 11/20/2040	588,193
755,000	Zayo Group Holdings, Inc., 144A, 4.00%, 3/1/2027	627,745
		4,256,682
	Television – 0.0%
730,000	Videotron, Ltd., 144A, 3.63%, 6/15/2029	593,932

	Total Corporate Debt	89,875,798
	(Cost $101,926,084)
Shares
Short-Term Investment - 2.7%
73,670,667	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Share Class, 0.97%	73,670,667
	(Cost $73,670,667)
	Total Investments - 100.4%	2,762,146,662
	(Cost $2,530,256,780)
	Other Assets - (0.4)%	(10,267,533)
	Net Assets - 100.0%	$2,751,879,129

(a)	Restricted Securities.
(b)	The Fund owns more than 5% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(c)	Partnership is not designated in units. The Fund owns approximately 9.9% of this fund.
(d)	Affiliated issuer.
(e)	The Fund owns more than 25% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(f)	Partnership is not designated in units. The Fund owns approximately 16.4% of this fund.
(g)	The Fund owns more than 50% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(h)	Partnership is not designated in units. The Fund owns approximately 0.1% of this Fund.
(i)	Partnership is not designated in units. The Fund owns approximately 3.1% of this Fund.
(j)	Partnership is not designated in units. The Fund owns approximately 11.6% of this Fund.
(k)	Investment is a wholly-owned and controlled subsidiary that is not designated in units.
(l)	Security value was determined by using significant unobservable inputs.
(m)	Non-income producing security.
(n)	Variable rate security. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].
(o)	The variable rate is subject to a contractual interest rate floor.

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – June 30, 2022 (Unaudited) (continued)

Portfolio Abbreviations:
144A - Rule 144A Security
3L - 3 Month London Inter-bank Offered Rate
L - 30 Day London Inter-bank Offered Rate
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company
REIT - Real Estate Investment Trust
Industry	% of Net Assets
Diversified	71.8%
Electric-Integrated	5.6%
Pipelines	3.7%
Short-Term Investment	2.7%
Gas-Distribution	1.8%
REITS-Diversified	1.7%
Public Thoroughfares	1.5%
Transport-Rail	1.4%
Building-Heavy Construction	1.0%
All Other Industries	9.2%
Liabilities in excess of Other Assets	(0.4)%
Total	100.0%
See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2022 (Unaudited)

Securities Valuation - Consistent with Section 2(a)(41) of the 1940 Act, the Fund prices its securities as follows:
Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be valued pursuant to procedures established by the Board of Directors (the “Board”).
Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by Versus Capital Advisors LLC (the “Adviser”) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Furthermore, the Fund’s Adviser will review the valuation methodology of any pricing service used in the Fund’s investment valuation process, subject to oversight and/or approval of the Board.
Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.
Investments in open-end mutual funds are valued at their closing NAV.
Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to procedures approved by the Board. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.
Private Investment Funds - The Board has adopted procedures pursuant to which the Fund will value its investments in Private Investment Funds. Before investing in any Private Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by such Private Investment Fund, which as a general matter will employ market values when available, and otherwise look at principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments. The Adviser shall use its best efforts to ensure that each private Investment Fund has in place policies and procedures that are consistent with the practices provided for in the Real Estate Information Standards (‘‘REIS’’), as established and amended by the National Council of Real Estate Investment Fiduciaries (‘‘NCREIF’’) in conjunction with the Pension Real Estate Association (‘‘PREA’’), or comparable standards which may apply. REIS provides underlying principles behind the disclosure of reliable information with adequate policies and practices that include, but are not limited to the following:
•  Property valuation standards and policy that are expected to be applied consistent with Generally Accepted Accounting Principles (“GAAP”) fair value principles and uniform appraisal standards or such comparable standards as may apply to international managers. Real estate investments are required to be valued, (a) internally (by the Private Investment Fund’s manager) with third party (preferably an accounting or valuation firm) oversight to assure the reasonableness of and compliance with valuation policies, at least quarterly and (b) externally by an appraiser or other third party on an annual basis. Furthermore, the valuations should be performed with impartiality, objectivity and independence, and with control to demonstrate they have been completed fairly. This includes the maintenance of records of methods and techniques for valuation with sufficient documentation to understand the scope of work completed.
•  Market Value Accounting and Reporting Standards including the production of quarterly financial statements and annual audited financials. This also incorporates quarterly performance measurement and reporting standards for every asset held by the Private Investment Fund. After investing in a Private Investment Fund, the Adviser will monitor the valuation methodology used by such Private Investment Fund and its manager.
The Fund values its investments in Private Investment Funds based in large part on valuations provided by the managers of the Private Investment Funds and their agents. These fair value calculations will involve significant professional judgment by the managers of the Private Investment Funds in the application of both observable and unobservable attributes. The calculated NAVs of the Private Investment Funds’ assets may differ from their actual realizable value or future fair value. Valuations will be provided to the Fund based on the interim unaudited financial records of the Private Investment Funds and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records and may fluctuate as a result. The Board and the Adviser may not have the ability to assess the accuracy of these valuations. Because a significant portion of the Fund’s assets are invested in Investment Funds, these valuations have a considerable impact on the Fund’s NAV.
For each quarterly period that the NAVs of the Private Investment Funds are calculated by the managers of such funds, each Private Investment Fund’s NAV is typically adjusted based on the actual income and appreciation or depreciation realized by such Private Investment Fund when the quarterly valuations and income are reported. The Adviser will review this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Investment Fund and may clarify or validate the reported information with the applicable manager of the

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2022 (Unaudited) (continued)

Private Investment Fund. The Adviser may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Adviser’s Valuation Committee may determine to value the Fund’s investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Adviser’s Valuation Committee, subject to the review and ratification of the Board’s Valuation Committee. The Fund's valuation of each Private Investment Fund is individually updated as soon as the Adviser completes its reasonableness review, including any related necessary additional information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each private Investment Fund is estimated by the Adviser to generate during the current quarter. The Adviser’s Valuation Committee monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Board’s Valuation Committee. The June 30, 2022 Portfolio of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its June 30, 2022 NAV calculation.
Sub-REIT Investments - The Fund has adopted procedures pursuant to which the Fund will value its investments in the Sub-REITs at fair value. In accordance with these procedures, the Adviser shall require the external management companies of any direct investments to follow similar procedures to those that are outlined above for the continuously offered Institutional Investment Funds. At June 30, 2022, Versus Capital Real Assets Sub-REIT LLC owns an alfalfa property in Bent County, Colorado fair valued at approximately $18.9 million and almond, walnut, peach and prune properties in Placer and Sutter counties in California fair valued at approximately $33.1 million. At June 30, 2022, Versus Capital Real Assets Sub-REIT II owns a citrus property in Collier County, Florida fair valued at approximately $35.0 million and a hazelnut property in Benton County, Oregon fair valued at approximately $22.8 million.
Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.
Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•     Level 1 – unadjusted quoted prices in active markets for identical securities
•    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)
•     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of June 30, 2022 is as follows:
	Total Market Value at 06/30/2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Private Investment Funds (Sub-REIT)*	$112,718,415	$—	$—	$112,718,415
Common Stocks*	576,512,366	378,767,396	197,744,970	—
Corporate Bonds*	89,875,798	—	89,875,798	—
Real Estate Investment Trust*	45,391,980	45,391,980	—	—
Short-Term Investment*	73,670,667	73,670,667	—	—
Subtotal	$898,169,226	$497,830,043	$287,620,768	$112,718,415
Private Investment Funds (held at NAV)*	1,863,977,436
Total	$2,762,146,662
*	See Portfolio of Investments for industry breakout.
In the event that fair value is based upon a single sourced broker quote, including single sourced quotes provided by a pricing service, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2022 (Unaudited) (continued)

broker quote could have material changes in the fair value of the security. Wholly-owned and controlled subsidiary private investment funds (“Sub- REITs”) are categorized as Level 3 of the fair value hierarchy and their fair values are largely based upon the externally appraised values of the underlying properties that they hold. Such appraisals are generally based on identified comparable sales as well as discounted cash flow analyses that rely on contractual lease factors, estimates of crop yields and appropriate discount rates. Significant changes in such estimates could have material changes to the appraised values of the underlying properties and the resulting fair values of the Sub-REITs. The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy at June 30, 2022:
Category	Total Fair Value at 06/30/2022	Valuation Technique	Unobservable Inputs	Input Range
Private Investment Funds (Sub-REIT I)	$52,794,840	Appraised Value	Discount Rate	3.7% - 8.0%
			Price Per Net Acre	$2,575
Private Investment Funds (Sub-REIT II)	59,923,575	Appraised Value	Discount Rate	7.0% - 9.0%
			Price Per Net Acre	$10,500 - $11,000
Balance as of 06/30/2022	$112,718,415
Foreign Currency - Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses).
Market Risk Factors - The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:
General Market Fluctuations Will Affect the Fund’s Returns. At times, the Fund’s investments in Institutional Investment Funds and Real Asset Related Investments will be negatively affected by the broad investment environment in the timberland, agriculture/farmland or infrastructure markets, the debt market and/or the equity securities market.
Risks of Investing in Infrastructure. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Institutional Investment Funds.
Risks of Investing in Timberland. An investment in the Fund is subject to certain risks associated with the ownership of timberland, timber and timber-related assets in general, including: the volatility of forest product prices; changes in foreign and U.S. trade and tariff policies; general market forces, such as regional growth rates, construction activity, changes in currency exchange rates and capital spending; competition from the use of alternative building materials and other decreases in demand; forestry regulations restricting timber harvesting or other aspects of business; the illiquidity of timber related asset investments; losses from fire and other causes; uninsured casualties; force majeure acts, terrorist events, underinsured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Institutional Investment Funds.
Risks of Investing in Agriculture/Farmland. Investments in agriculture/farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of an Institutional Investment Fund.
Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.
Risks of Investing in Debt Securities. The Fund will invest in real asset related debt securities. Other factors may materially and adversely affect the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2022 (Unaudited) (continued)

and domestic or worldwide economic conditions. The Fund’s debt securities will be subject to credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due.
Risks Relating to Current Interest Rate Environment. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). The U.S. Federal Reserve has recently begun raising interest rates in light of recent inflationary pressures and interest rates may increase rapidly. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields.
Market Disruption, Health Crises, Terrorism and Geopolitical Risks. The Fund's investments may be negatively affected by the broad investment environment in the real assets market, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, sanctions or embargos, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.
Restricted Securities - Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deems it in the best interest of its shareholders. This and other important information are described in the Fund's Prospectus.
As of June 30, 2022, the Fund invested in the following restricted securities:
Security(a)	Acquisition Date(b)	Shares/Par	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c),(d)	% of Net Assets	Redemption Notice(e)
AEW Cold Storage Fund	5/4/2022	88,596	$100,481	$102,971	$—	3.7%	(f)
AMP Capital Diversified Infrastructure Trust	12/19/2017	32,131,871	25,005	25,364	—	0.9%	(g)
AMP Capital Infrastructure Debt Fund III	9/18/2017	—	17,691	17,080	—	0.6%	(h)
Blackstone Infrastructure Partners LP	3/31/2019	37,482	45,342	56,074	971	2.0%	(i)
BTG Pactual Open Ended Core US Timberland Fund LP	9/18/2017	226,671	260,000	309,418	—	11.3%	(j)
Ceres Farmland Holdings LP	11/6/2017	—	135,000	179,365	—	6.5%	(k)
Global Diversified Infrastructure Fund	9/18/2017	39,908,253	65,829	63,673	—	2.3%	(l)
Hancock Timberland and Farmland Fund LP	9/18/2017	49,116	49,823	53,924	35,000	2.0%	(m)
Harrison Street Social Infrastructure Fund LP	7/2/2018	207,147	225,000	263,913	—	9.6%	(n)
IFC Core Farmland Fund LP(o)	10/25/2019	98,378	103,111	117,275	120,715	4.3%	(p)
IFM Global Infrastructure Fund (Offshore) LP	9/28/2018	—	49,562	64,070	15,000	2.3%	(q)
IFM US Infrastructure Debt Fund, LP	9/28/2018	—	15,016	14,157	—	0.5%	(r)
IIF Hedged LP	9/18/2017	61,997,943	50,387	54,080	25,000	2.0%	(s)
Jamestown Timberland Fund(o)	7/2/2018	121,515	135,009	155,044	—	5.6%	(t)
Macquarie Global Infrastructure Fund SCSp	3/15/2022	15,410	15,791	15,672	34,323	0.6%	(u)
National Data Center Fund	4/1/2021	69,862	72,067	76,019	35,000	2.8%	(v)
Nuveen - Global Farmland Fund	7/28/2020	54,634	54,013	53,092	120,987	1.9%	(w)
RMS Evergreen US Forestland Fund LP	9/18/2017	—	77,022	84,664	—	3.1%	(x)
UBS AgriVest Farmland Fund, Inc.	7/1/2019	20,174	40,169	44,150	—	1.6%	(y)
US Core Farmland Fund LP(o)	9/18/2017	77,689	90,000	113,973	—	4.1%	(z)

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2022 (Unaudited) (continued)

Security(a)	Acquisition Date(b)	Shares/Par	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c),(d)	% of Net Assets	Redemption Notice(e)
Versus Capital Real Assets Sub-REIT LLC	7/25/2019	—	$45,852	$52,795	$—	1.9%	(aa)
Versus Capital Real Assets Sub-REIT ll LLC	9/29/2017	—	56,150	59,923	—	2.2%	(aa)
Total			$1,728,320	$1,976,696	$386,996	71.8%
(a)	The securities include Investment Funds, debt securities, and wholly-owned REIT subsidiaries (sub-REIT). The Investment Funds are organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real asset portfolio of equity and debt investments consisting of timberland, infrastructure, agriculture and farmland. The principal investment objective of the Investment Funds is to generate attractive, predictable investment returns from a target portfolio of low-risk equity investments in income-producing real assets while maximizing the total return to shareholders through cash dividends and appreciation in the value of shares. The Fund’s debt securities are private loans made to the owners of infrastructure related assets. The principal investment objective of the debt securities is to generate a stable income stream of attractive and consistent cash distributions. The Fund has invested in wholly-owned and controlled subsidiaries that make direct investments into timberland and agriculture/farmland assets. The principal objective of the sub-REITs is to generate attractive, predictable investment returns from a target portfolio of direct investments in primarily income-producing timberland and agriculture/farmland assets while maximizing the total return to shareholders through cash dividends and appreciation in the value of the assets.
(b)	Represents initial acquisition date as shares are purchased at various dates through the current period.
(c)	At June 30, 2022, the Fund has an additional outstanding unfunded commitment of $100 million related to a new Investment Fund.
(d)	Unfunded Commitments approximate their fair values.
(e)	The restricted securities provide for redemption subject to certain lock-up and notice periods listed.
(f)	The fund may offer redemption requests with new capital raise periods. Redemption requests must be made within 10 business days of the offer notice.
(g)	The fund does not have formal redemption notice or lockup periods and generally attempts to pay within 12 months of receiving the redemption request.
(h)	Closed-end fund which terminates February 12, 2026 subject to two additional one year extensions at the discretion of the fund’s manager. The fund does not provide for interim redemptions.
(i)	Following the later of: (i) the three-year anniversary of each date on which a Limited Partner acquires Units; and (ii) the six-year anniversary of the date of the Initial Closing; a Limited Partner may request redemptions quarterly upon 90 days written notice.
(j)	Two-year lock-up; redemptions are provided quarterly with 90 days prior written notice.
(k)	Two-year lock-up for the initial capital contribution and then each subsequent contribution is subject to a lock up of the later of i.) the initial capital contribution date ii.) one-year from such contribution. The notice period for redemption is annually and must be submitted by September 30th in any given year.
(l)	Shares are subject to an initial lockup period of three-years from date of acquisition. Notification period of six months is required with redemption dates falling on March 31st and September 30th of each year.
(m)	Shares are subject to an initial lockup period of three-years from date of acquisition. The notice period for redemption is annually and must be submitted by April 30th in any given year.
(n)	Shares are subject to an initial lockup period of four-years; notification of at least 90 days prior to the last calendar day of the applicable calendar quarter for which the redemption request is to be effective.
(o)	The Fund owns a non-voting majority interest in this private investment fund.
(p)	Shares are subject to a five-year lock-up for the initial capital commitment. Thereafter, the Fund will repurchase shares upon six months advanced notice of a redemption request.
(q)	Initiating the redemption process requires a written notification 45 days prior quarter end.
(r)	Shares are subject to an initial lockup period of one-year; with 60 day written notice.
(s)	There are two redemption election periods per year which occur from May 15th to June 30th and from November 15th to December 31st.
(t)	Shares are subject to an initial lockup period of four-years from the date of acquisition. A redemption request is first effective as of the last day of the first full calendar quarter after the quarter in which the investor delivers the redemption notice.
(u)	The first $50 million of shares purchased are subject to an initial lock-up period expiring in March 2027; thereafter redemptions are provided quarterly with 90 days prior written notice
(v)	Shares are subject to an initial lockup period of five-years from date of acquisition. The Fund will endeavor to honor redemption requests promptly after the end of each quarter upon receipt of a written redemption request 90 days prior to the end of that quarter.
(w)	Shares are subject to a three-year lock up from issuance date. Thereafter, they are generally eligible for redemption as of March 31 of each year for notifications received by December 31 of the prior year.
(x)	Shares are subject to an initial lockup period of three-years from date of acquisition. Investment redemption requests will be processed on a semiannual basis on June 30 and December 31 of each year.
(y)	The Fund will endeavor to honor redemption requests promptly after the end of each quarter upon receipt of a written redemption request 60 days prior to the end of that quarter.
(z)	Shares are subject to an initial lockup period of three-years from date of acquisition. A redemption request is effective as of the last day of the first full calendar quarter after the quarter in which the investor delivers the redemption notice.
(aa)	The security is a wholly-owned REIT subsidiary of the Fund and has no redemption provisions.

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2022 (Unaudited) (continued)

Proposed Transaction - On June 29, 2022, the Adviser entered into a definitive agreement that contemplates a transaction (the “Transaction”) whereby Colliers VS Holdings Inc., a wholly owned indirect subsidiary of Colliers International Group Inc. (together, “Colliers”) will acquire, directly and indirectly, approximately 75% of the outstanding securities of the Adviser. The remaining balance will be retained by the Adviser’s co-founders and other employees. The Transaction is subject to the completion or waiver of customary closing conditions.
Upon closing of the Transaction, the change of control of the Adviser would result in an “assignment” under the Investment Company Act of 1940, as amended, and automatic termination of the current investment management and sub-advisory agreements for Versus Capital Real Assets Fund LLC (the “Fund”).
In anticipation of the Transaction, at a meeting held on July 27, 2022, the Board of the Directors of the Fund (the “Board”) approved a new investment management agreement between the Adviser and the Fund and new sub-advisory agreements between the Adviser and each of the Fund’s current sub-advisers Brookfield Public Securities Group LLC and Lazard Asset Management LLC) with respect to the Fund, to be effective upon consummation of the Transaction. Shareholders of the Fund will be asked to approve the new investment management and sub-advisory agreements, which are substantially similar to the current agreements between the Fund and the Adviser or the Adviser and each sub-adviser, as applicable.